INCOME TAXES - Current and deferred components of the income tax expense of continuing operations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Current and deferred components of the income tax expense
Current tax expense	$ 39	$ 2,509	$ 649
Deferred tax benefit	790	337	(2,084)
Income tax expense net	$ 829	$ 2,846	$ (1,435)